EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 18, 2005



                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



           Minnesota                  0-944                  41-0783184
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  (State or other jurisdiction     (Commission            (I.R.S. Employer
       of incorporation)           file number)          Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

     On August 18, 2005, the Company issued a press release reaffirming its financial guidance for fiscal 2005 ended July 31, 2005.

     A copy of the press release is furnished herewith as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits

     [c] Exhibits.

             99.1 Press Release, dated August 18, 2005 issued by Possis Medical,
                  Inc.






                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 18, 2005
                                             POSSIS MEDICAL, INC.



                                             By:  /s/ Jules L. Fisher
                                                  ------------------------------
                                                  Jules L. Fisher
                                                  Vice President, Finance

                                  EXHIBIT INDEX


   Exhibit No.         Description
   -----------         -----------

     99.1              Press Release, dated August 18, 2005, issued by Possis
                       Medical, Inc.